Exhibit 10.34

                  RESOLUTION PASSED BY UNANIMOUS CONSENT OF THE
                       BOARD OF DIRECTORS ON JULY 2, 1999


                     RESOLUTION OF THE BOARD OF DIRECTORS OF
                             WATKINS-JOHNSON COMPANY

The undersigned constitute all the directors of Watkins-Johnson Company (the "Company"). In that capacity, they hereby adopt the following resolutions:

WHEREAS, Watkins-Johnson Company has determined that it is in the best interest of shareowners to seek to sell the Company or all of its assets either in its entirety or in separate transactions, and

WHEREAS, on April 8, 1995 the Directors adopted a resolution providing compensation to retired directors who would have served at least five years as director after April 8, 1995;

NOW THEREFORE BE IT RESOLVED, that upon the sale of the final portion of Watkins-Johnson Company each director shall receive an amount equal to the amount each would have received had he or she retired on April 8, 2000.

RESOLVED FURTHER, that the appropriate officers of the Company are, and each of them is, hereby authorized and directed to ensure that the necessary funds be deposited in an escrow account to pay such funds to these directors on the consumation of a Change in Control of Watkins-Johnson Company.

Dated as of July 2, 1999

                                              /s/ Dean A. Watkins
                                              ----------------------------
                                              Dean A Watkins


                                              /s/ H. Richard Johnson
                                              ----------------------------
                                              H. Richard Johnson


                                              /s/ W. Keith Kennedy
                                              ----------------------------
                                              W. Keith Kennedy


                                              /s/ John J. Hartmann
                                              ----------------------------
                                              John J. Hartmann


                                              /s/ Raymond F. O'Brien
                                              ----------------------------
                                              Raymond F. O'Brien


                                              /s/ William R. Graham
                                              ----------------------------
                                              William R. Graham


                                              /s/ Gary M. Cusumano
                                              ----------------------------
                                              Gary M. Cusumano


                                              /s/ Robert L. Prestel
                                              ----------------------------
                                              Robert L. Prestel